SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 27, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On  March  27,  2003  registrant   issued  a  press  release   entitled
"Halliburton 2002 Fourth Quarter Adjustments."

         The text of the press release is as follows:

                  HALLIBURTON 2002 FOURTH QUARTER ADJUSTMENTS

HOUSTON -- Halliburton (NYSE:HAL) announced today that subsequent to the issuance of its 2002 fourth quarter earnings press release on February 20, 2003, the Company recorded an additional $3 million expense, net of tax, to continuing operations and an $11 million expense, net of tax, to discontinued operations for an overall decrease in net income for the fourth quarter of 2002 of $14 million. The $3 million adjustment to continuing operations relates to the results of a majority owned consolidated foreign joint venture. The $11 million adjustment to discontinued operations relates to a reduction in estimated insurance recoveries for asbestos and silica claims and was the result of a recent announcement regarding the financial viability of an insurance carrier that was voluntarily placed in rehabilitation.

In estimating the probable insurance recoveries related to asbestos and silica liability claims, the Company with assistance from Peterson Consulting, its third party insurance estimator, assumed that no recovery from insolvent carriers would be received. On March 5, 2003, the New Hampshire Insurance Department announced that The Home Insurance Company had been voluntarily placed in rehabilitation. Based upon this announcement, the Company believes The Home Insurance Company should be treated as an insolvent carrier for purposes of computing insurance recoveries. As a result, the Company has revised the estimate of probable insurance recoveries as of December 31, 2002 to exclude any recoveries from The Home Insurance Company and has recorded an $11 million expense, net of tax, to discontinued operations in 2002. Although the Company has adopted this accounting treatment, the Company will continue to pursue all of its claims against all insolvent insurance carriers.

In addition, the Company recorded an aggregate $3 million expense, net of taxes, related to one of its majority owned consolidated foreign joint ventures in the Engineering and Construction segment, which affected depreciation expense, tax expense and minority interest expense.

After the effect of these adjustments, the Company's fourth quarter 2002 net loss from continuing operations remains at $0.30 per share, unchanged from the earnings per share previously announced for the fourth quarter. In addition, the Company's 2002 fourth quarter net income from continuing operations on a pro forma basis remains unchanged at $0.24 per share. Reconciliations of the pro forma financial results and the adjusted financial results are included in the attached tables.

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The Company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The Company's World Wide Web site can be accessed at www.halliburton.com.

                                                          HALLIBURTON COMPANY
                                                   Consolidated Statements of Income
                                                              (Unaudited)

                                                           Quarter Ended               Twelve Months Ended
                                                            December 31                    December 31
                                                    ----------------------------    ---------------------------
                                                       2002            2001            2002            2001
                                                    ------------    ------------    ------------    -----------
                                                            Millions of dollars except per share data
Revenues
Energy Services Group                                $   1,714        $ 1,913        $   6,836        $ 7,811
Engineering and Construction Group                       1,634          1,259            5,736          5,235
                                                    ------------    ------------    ------------    -----------
         Total revenues                              $   3,348        $ 3,172        $  12,572        $13,046
                                                    ============    ============    ============    ===========

Operating income
Energy Services Group                                $     199        $   258        $     638        $ 1,036
Engineering and Construction Group                        (189)            27             (685)           111
General corporate                                          (31)           (13)             (65)           (63)
                                                    ------------    ------------    ------------    -----------
         Total operating income (loss)                     (21)           272             (112)         1,084

Interest expense                                           (22)           (32)            (113)          (147)
Interest income                                              8              9               32             27
Foreign currency gain (losses), net                        (13)            (4)             (25)           (10)
Other, net                                                 (12)             -              (10)             -
                                                    ------------    ------------    ------------    -----------
Income (loss) from continuing operations before
    income taxes, minority interests, and change
    in accounting method                                   (60)           245             (228)           954
(Provision) benefit for income taxes                       (49)           (99)             (80)          (384)
Minority interest in net income of subsidiaries            (23)            (5)             (38)           (19)
                                                    ------------    ------------    ------------    -----------
Income (loss) from continuing operations
    before change in accounting method                    (132)           141             (346)           551
Discontinued operations, net
    Income (loss) from discontinued operations            (484)            (2)            (652)           (42)
    Gain on disposal of discontinued operations              -              -                -            299
                                                    ------------    ------------    ------------    -----------
    Income (loss) from discontinued operations            (484)            (2)            (652)           257
                                                    ------------    ------------    ------------    -----------
Cumulative effect of change in accounting
    method, net                                              -              -                -              1
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $    (616)       $   139        $    (998)       $   809
                                                    ============    ============    ============    ===========

Basic income per share:
Continuing operations                                $  (0.30)        $  0.33        $  (0.80)        $  1.29
Discontinued operations, net
    Income (loss) from discontinued operations          (1.12)          (0.01)          (1.51)          (0.10)
    Gain on disposal of discontinued operations             -               -               -            0.70
                                                    ------------    ------------    ------------    -----------
    Income (loss) from discontinued operations          (1.12)          (0.01)          (1.51)           0.60
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $  (1.42)        $  0.32        $  (2.31)        $  1.89
                                                    ============    ============    ============    ===========

Diluted income per share:
Continuing operations                                $  (0.30)        $  0.33        $  (0.80)        $  1.28
Discontinued operations, net
    Income (loss) from discontinued operations          (1.12)          (0.01)          (1.51)          (0.10)
    Gain on disposal of discontinued operations             -               -               -            0.70
                                                    ------------    ------------    ------------    -----------
    Income from discontinued operations                 (1.12)          (0.01)          (1.51)           0.60
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $  (1.42)        $  0.32        $  (2.31)        $  1.88
                                                    ============    ============    ============    ===========

Basic average common shares outstanding                    433            429              432            428
Diluted average common shares outstanding                  433            430              432            430

                                                                -more-

                                     TABLE 1

                               HALLIBURTON COMPANY
           Reconciliation of As Reported Results to Pro Forma Results
                      Three months ended December 31, 2002
                                   (Unaudited)

                                                  Other                                           Net         Earnings/
                                 Operating       Income/       (Provision)                      Income/       (loss) per
                                  Income/      (Expense) -       Benefit                      (loss) from     Share from
                                  (loss),       (including         for          Minority      Continuing      Continuing
                                  Pretax        interest)         Taxes         Interest      Operations      Operations
                               --------------------------------------------------------------------------------------------
Pro forma results
    (excluding items
    below):                      $      239      $   (33)       $      (81)    $     (23)      $     102      $    0.24
      Loss on equity
        investment                        -           (9)                3             -              (6)         (0.02)
      Brazil project loss                 2            -                (1)            -               1             -
      Demutualization of
         an insurance
         company                          1            3                (2)            -               2             -
      Asbestos charge                  (234)           -                20             -            (214)         (0.49)
      Restructuring costs               (29)           -                12             -             (17)         (0.03)
                               --------------------------------------------------------------------------------------------
As reported                      $      (21)     $   (39)       $      (49)    $     (23)      $    (132)     $   (0.30)
                               ============================================================================================


                                     TABLE 2

                               HALLIBURTON COMPANY
           Reconciliation of As Reported Results to Pro Forma Results
                      Twelve months ended December 31, 2002
                                   (Unaudited)

                                                  Other                                           Net         Earnings/
                                 Operating       Income/       (Provision)                      Income/       (loss) per
                                  Income/      (Expense) -       Benefit                      (loss) from     Share from
                                  (loss),       (including         for          Minority      Continuing      Continuing
                                  Pretax        interest)         Taxes         Interest      Operations      Operations
                               --------------------------------------------------------------------------------------------
Pro forma results
    (excluding items
    below):                      $      796      $  (109)       $     (267)    $     (38)      $     382      $    0.88
      Sale of EMC                       108            3               (43)            -              68           0.16
      Patent lawsuit                    (98)          (4)               40             -             (62)         (0.14)
      Highlands receivable
         write-off                      (80)           -                31             -             (49)         (0.11)
      Demutualization of
         an insurance
         company                         29            3               (13)            -              19           0.04
      Restructuring costs              (107)           -                42             -             (65)         (0.15)
      Brazil project loss              (117)           -                45             -             (72)         (0.17)
      Asbestos charge                  (564)           -                82             -            (482)         (1.11)
      Loss on equity
        investment                      (79)          (9)                3             -             (85)         (0.20)
                               --------------------------------------------------------------------------------------------
As reported                      $     (112)     $  (116)       $      (80)    $     (38)      $    (346)     $   (0.80)
                               ============================================================================================



                                                                -more-

                                     TABLE 3

                               HALLIBURTON COMPANY
 Reconciliation of Previously Issued As Reported Results to Adjusted As Reported Results
                      Three months ended December 31, 2002
                                   (Unaudited)


                                               Previously
                                               Issued As                                            Adjusted
                                                Reported        Insolvency of    Joint Venture     As Reported
                                                Results            Insurer         Operations        Results
                                           ----------------------------------------------------------------------
Operating Income/(loss) Pretax               $     (27)           $     -          $        6      $      (21)
Other Income/(Expense) - (including
    interest)                                      (39)                 -                   -             (39)
(Provision) Benefit for Taxes                      (50)                 -                   1             (49)
Minority Interest in Net Income of
    Subsidiaries                                   (13)                 -                 (10)            (23)
                                           ----------------------------------------------------------------------
Net Income/(loss) from Continuing
    Operations                                    (129)                 -                  (3)           (132)
Income (loss) from Discontinued
    Operations                                    (473)               (11)                               (484)
                                           ----------------------------------------------------------------------
Net Income                                   $    (602)           $   (11)         $       (3)     $     (616)
                                           ======================================================================
Earnings/(loss) per Share from
    Continuing Operations                    $     (0.30)         $     -          $        -      $      (0.30)
                                           ======================================================================



                                     TABLE 4

                               HALLIBURTON COMPANY
 Reconciliation of Previously Issued As Reported Results to Adjusted As Reported Results
                      Twelve months ended December 31, 2002
                                   (Unaudited)


                                              Previously
                                              Issued As                                              Adjusted
                                               Reported        Insolvency of    Joint Venture      As Reported
                                               Results            Insurer         Operations         Results
                                          ------------------------------------------------------------------------
Operating Income/(loss) Pretax              $    (118)           $     -         $        6        $     (112)
Other Income/(Expense) - (including
    interest)                                    (116)                 -                  -              (116)
(Provision) Benefit for Taxes                     (81)                 -                  1               (80)
Minority Interest in Net Income of
    Subsidiaries                                  (28)                 -                (10)              (38)
                                          ------------------------------------------------------------------------

Net Income/(loss) from Continuing
    Operations                                   (343)                 -                 (3)             (346)
Income (loss) from Discontinued
    Operations                                   (641)               (11)                                (652)
                                          ------------------------------------------------------------------------
Net Income                                  $    (984)           $   (11)        $       (3)       $     (998)
                                          ========================================================================
Earnings/(loss) per Share from
    Continuing Operations                   $     (0.79)         $     -         $       (0.01)    $      (0.80)
                                          ========================================================================

                                                                  ###

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLIBURTON COMPANY




Date:     March 28, 2003       By: /s/ Margaret E. Carriere
                                  ------------------------------------
                                       Margaret E. Carriere
                                       Vice President and Secretary